Exhibit 10.27

FIRST AMENDMENT OF
FIRST COMMUNITY FINANCIAL
EMPLOYMENT AGREEMENT
WITH PATRICK J. ROE
This FIRST AMENDMENT OF EMPLOYMENT AGREEMENT is made and entered into as of December 18, 2014 (the “Effective Date”), by and among FIRST COMMUNITY FINANCIAL PARTNERS, INC. (“FCFP”), FIRST COMMUNITY FINANCIAL BANK (the “Bank,” and together with FCFP, the “Employer”), and PATRICK J. ROE (“Executive,” and together with the Employer, the “Parties”).
RECITALS
A.    The Parties have made and entered into that certain Employment Agreement, effective March 12, 2013 (the “Agreement”).
B.    Pursuant to Section 18 of the Agreement, the Agreement may be amended by written agreement signed by the Parties.
C.    The Parties desire to remove the requirement in the Agreement that Executive be nominated to serve as a member of the Boards of Directors of FCFP and the Bank.
AGREEMENT
In consideration of the foregoing and the mutual promises and covenants of the Parties set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby expressly agree as follows:
1.The fourth sentence of Section 2 of the Agreement is deleted in its entirety (which sentence had provided as follows: “During the Employment Period, Executive shall be nominated to serve as a member of the Bank Board and the Company Board, subject to the election of the applicable shareholders”.
2.In all other respects, the Agreement shall remain unchanged and in full force and effect.
[Signature page follows.]

Exhibit 10.27

IN WITNESS WHEREOF, each of FCFP and the Bank has caused this Amendment to be executed in its name and on its behalf, and Executive acknowledges understanding and acceptance of, and agrees to, the terms of this Amendment, all as of the Effective Date.
FIRST COMMUNITY FINANCIAL PARTNERS, INC.
By: /s/George Barr
Print Name:         George Barr
Title:         Chairman of the Board of Directors
FIRST COMMUNITY FINANCIAL BANK
By: /s/George Barr
Print Name:         George Barr
Title:         Chairman of the Board of Directors
PATRICK J ROE
/s/Patrick J. Roe

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